SUBSIDIARY PREFERRED SHARES	12 Months Ended
Dec. 31, 2014
SUBSIDIARY PREFERRED SHARES

NOTE 21. SUBSIDIARY PREFERRED SHARES

In connection with our acquisition of a controlling financial interest in IAHGames, that subsidiary had Class A preferred shares, which were owned by the noncontrolling shareholders. As August 15, 2012 when we deconsolidated IAHGames, these Class A preferred shares were valued at $1.3 million, and represented 8.9 percent of IAHGames’ accumulated voting interest. The holder of the Class A preferred shares was entitled to cumulative dividends at 10 percent per annum. The preferred shares were redeemable at the holder’s option at any time after the expiration of certain licensed games, and were convertible into ordinary shares at any time. Pursuant to agreements entered into in connection with our acquisition of IAHGames in July 2010, all Class A preferred shares were to be converted to ordinary shares of IAHGames at the acquisition date. The preferred shares were fully converted into ordinary shares by the closing date when we sold 60 percent of IAHGames. (See Note 5, “Divestitures”, for additional information.)

Since the Class A preferred shares were never currently redeemable and it was not probable that they would become redeemable as a result of our acquisition of IAHGames, the subsequent adjustment for accretion was not required. However, the cumulative dividends and the reversal of dividends upon the conversion described above for these Class A preferred shares of ($469) thousand for the period from January 1, 2012 to July 31, 2012 are included as a component of “net income (loss) attributable to the noncontrolling interest” in the consolidated statement of operations.